Exhibit 10.31

MOZART MANAGEMENT AGGREGATOR LLC EQUITY INCENTIVE PLAN

SECTION 1. Purpose. The purpose of this Mozart Management Aggregator LLC Equity Incentive Plan (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Plan”) is to promote the interests of Mozart Holdings, LP, a Delaware limited partnership (“Holdings”), and its Subsidiaries, and their respective Affiliates, by (a) attracting and retaining exceptional officers and other employees and consultants of Holdings and its Subsidiaries and non-employee directors of Holdings and its Subsidiaries and Affiliates and (b) enabling such individuals to acquire and maintain an indirect equity interest in Holdings through their equity interests in the Aggregator and participate in the long-term growth and financial success of Holdings and its Subsidiaries and Affiliates, thereby aligning their interests with those of Holdings’ equityholders.

SECTION 2. Definitions. Capitalized terms used in this Plan but not expressly defined in this Plan shall have the respective meanings ascribed to such terms in the Aggregator LLC Agreement (as defined below) and, to the extent not defined therein, shall have the respective meanings ascribed to such terms in the Holdings LP Agreement (as defined below). As used in this Plan, the following terms shall have the meanings set forth below:

“Aggregator” shall mean Mozart Management Aggregator LLC, a Delaware limited liability company, and any successor thereto.

“Aggregator LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of Mozart Management Aggregator LLC, dated as of October 21, 2021, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Award” shall mean the grant of the right to purchase and/or acquire Class A Units or Class B Units in the Aggregator.

“CEO” shall mean the Chief Executive Officer of Medline Industries, LP.

“Effective Date” shall mean October 21, 2021 which is the date on which this Plan was initially adopted.

“Holdings” shall have the meaning specified in Section 1 hereof.

“Holdings LP Agreement” shall mean the Amended and Restated Limited Partnership Agreement of Holdings, dated as of October 21, 2021, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Indemnifiable Person” shall have the meaning specified in Section 4(d) hereof.

“Participant” shall mean any officer or other employee or consultant of Holdings or its Subsidiaries or non-employee director of Holdings or its Subsidiaries or Affiliates eligible for an Award under Section 5 hereof and selected by the General Partner to receive an Award under this Plan.

“Plan” shall have the meaning specified in Section 1 hereof.

“Subscription Agreement” shall mean any written agreement, contract, or other instrument or document (which may include provisions of an employment agreement to which Holdings or any of its Subsidiaries is a party) evidencing any Award granted hereunder.

“Units” shall mean Class A Units and/or Class B Units issued pursuant to this Plan.

SECTION 3. Units Subject to this Plan. The total number of Class B Units that may be issued pursuant to Awards under this Plan is 724,536,778 and an unlimited number of Class A Units in the Aggregator may be issued under this Plan. Units which are subject to Awards which terminate or lapse without any payment in respect thereof may be granted again under this Plan.

SECTION 4. Administration.

(a) This Plan shall be administered by the General Partner. Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the General Partner by this Plan, the General Partner shall have full power and authority to: (i) designate Participants, in consultation with the CEO; (ii) determine the number and/or class of Units to be covered by an Award, in consultation with the CEO; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, under what circumstances, and in what form Awards may be settled, exercised, canceled, forfeited, or suspended; (v) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in this Plan and any instrument or agreement relating to an Award granted under this Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (vii) make any other determination and take any other action that the General Partner deems necessary or desirable for the administration of this Plan.

(b) Except to the extent prohibited by applicable law or regulations, the General Partner may delegate all or any portion of its responsibilities and powers to any Person or Persons selected by it, and may designate any such Person to assist the General Partner in the administration of this Plan. Further, the General Partner may grant authority to any such Person to execute agreements or other documents evidencing Awards under this Plan or other documents entered into under this Plan on behalf of the Aggregator (subject to the Aggregator LLC Agreement) or Holdings (subject to the Holdings LP Agreement). Any such delegation, designation, or grant of authority may be revoked by the General Partner at any time, and the General Partner may at any time and from time to time exercise its power and authority under this Plan notwithstanding any such delegation, designation, or grant of authority.

(c) All designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the General Partner, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Aggregator, Holdings, any of their respective Subsidiaries, any Participant, any holder of any Award or beneficiary or legal representative thereof, any Member of the Aggregator, or any Partner of Holdings. The terms and conditions of an Award and the General Partner’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

(d) No Member of the Aggregator and no Partner of Holdings, nor any agent of any of them, nor any officer or employee of Holdings or any of its Subsidiaries (each such Person, other than in such Person’s capacity as a Participant, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to this Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the General Partner against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to this Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Aggregator’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person; provided, that the Aggregator shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and, once Aggregator gives notice of its intent to assume the defense, the Aggregator shall have sole control over such defense with counsel of the Aggregator’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case, not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Aggregator LLC Agreement, the Holdings LP Agreement, or the organizational documents of any Subsidiary of Holdings. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Person may be entitled under the Aggregator LLC Agreement, the Holdings LP Agreement, or the organizational documents of any Subsidiary of Holdings, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Aggregator may have to indemnify such Indemnifiable Person or hold such Indemnifiable Person harmless.

SECTION 5. Eligibility. Any officer or other employee of or consultant to Holdings or any of its Subsidiaries or any non-employee director of Holdings or any of its Subsidiaries or Affiliates (including any prospective officer, employee, non-employee director or consultant) shall be eligible to be designated a Participant.

SECTION 6. Awards.

(a) Grants of Awards. The General Partner may from time to time grant Awards to one or more Eligible Persons.

(b) Subject to Aggregator LLC Agreement and Holdings LP Agreement. As a condition to the grant of an Award, the Participant will be required to become a party to a Subscription Agreement and the Aggregator LLC Agreement, and the Participant hereby acknowledges that any corresponding Class A Holdings Units and/or Class B Holdings Units held by the Aggregator will be subject to the terms of the Holdings LP Agreement to which the Aggregator shall become a party through Subscription Agreements entered into in connection with this Plan. All Awards granted hereunder and Units acquired will be held subject to the terms and conditions of, as applicable, the Aggregator LLC Agreement, the Holdings LP Agreement, and the applicable Subscription Agreement. Neither the adoption of this Plan nor the grant of any Award made hereunder shall restrict in any way the adoption of any amendment to, or any restatement of, the Aggregator LLC Agreement or the Holdings LP Agreement in accordance with the terms of such agreement. Nothing in this Plan or in any Subscription Agreement shall require the consent of any holder of any Unit to any amendment to or restatement of the Aggregator LLC Agreement or the Holdings LP Agreement.

(c) Adjustments. Notwithstanding any other provisions in the Aggregator LLC Agreement or the Holdings LP Agreement to the contrary, in the event of any change in the outstanding Units after the Effective Date by reason of any equity dividend or split, reverse equity split, reorganization, recapitalization, reclassification, merger, consolidation, spin-off, combination, or transaction or exchange of Units or other corporate exchange, or any distribution to Members of equity or cash (other than regular cash distributions) or any transaction similar to the foregoing (regardless of whether outstanding Units are changed), the General Partner in its reasonable discretion shall make such substitution or adjustment or proportionate adjustment, if any, as it deems to be equitable, as to (i) the number of Units with respect to which Awards may be granted under this Plan, (ii) the distribution priorities contained in the Aggregator LLC Agreement and/or the Holdings LP Agreement, and/or (iii) any other affected terms of any Award. Any adjustment provided in this Section 6(c) may provide for the elimination of any fractional Units that might otherwise become subject to an Award in exchange for a cash payment equal to the Fair Market Value (which in all cases will be determined without applying any minority or illiquidity or other discount of any kind) of such fractional Unit. Any adjustment under this Section 6(c) shall be conclusive and binding for all purposes.

SECTION 7. Amendment and Termination.

(a) Amendments to or Termination of this Plan. The General Partner may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided that any such amendment, alteration, suspension, discontinuance, or termination that would be reasonably expected to have a material adverse effect on the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or other holder.

(b) Amendments to or Termination of Awards. The General Partner may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination not expressly contemplated by this Plan that would be reasonably expected to have a material adverse effect on the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or other holder.

SECTION 8. General Provisions.

(a) No Rights to Awards. No person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or beneficiaries of Awards. The terms and conditions of Awards and the General Partner’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated) or with respect to each Award granted to a Participant.

(b) Certificates. All certificates, if any, evidencing Units or other securities of the Aggregator, Holdings or any respective Subsidiary thereof delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the General Partner may deem advisable under this Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange on which such securities are then listed, and any applicable federal or state laws, and the General Partner may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Withholding. A Participant may be required to pay to the Aggregator or Holdings or any respective Subsidiary thereof, and the Aggregator, Holdings or any respective Subsidiary thereof shall have the right and is hereby authorized to withhold from any payment due or transfer made under any Award or under this Plan or from any compensation or other amount owing to a Participant, the amount (in cash, securities, or other property) of any applicable withholding taxes in respect of an Award or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Aggregator or Holdings (or the applicable Subsidiary) to satisfy all obligations for the payment of such taxes.

(d) No Right to Employment or Other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship with, Holdings or any of its Subsidiaries and Affiliates. Further, Holdings or its applicable Subsidiary or Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Subscription Agreement.

(e) Governing Law. The validity, construction, and effect of this Plan shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without regard to such state’s conflict of laws rules.

(f) Conflict Between or Among this Plan, the Aggregator LLC Agreement, the Holdings LP Agreement, and/or the Subscription Agreements. This Plan is subject to the Aggregator LLC Agreement and the Holdings LP Agreement, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and therein, the Aggregator LLC Agreement and the Holdings LP Agreement (as applicable) shall govern and prevail. In the event of a conflict between any term or provision contained herein and in any Subscription Agreement, the terms of the Subscription Agreement shall govern and prevail.

(g) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the General Partner, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the General Partner, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(h) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Holdings, the Aggregator, or any of their respective Subsidiaries and Affiliates, on the one hand, and a Participant or other Person, on the other hand. No provision of this Plan or any Award shall require Holdings or the Aggregator, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall Holdings or the Aggregator be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as unsecured general creditors of the Aggregator, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(i) Reliance on Reports. The General Partner (or any Person to which any portion of its responsibilities, powers, and authority has been delegated in accordance with Section 4(b) hereof) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of Holdings, the Aggregator, or any of their respective Subsidiaries and Affiliates and/or other information furnished in connection with this Plan by any agent of Holdings, the Aggregator, or the General Partner.

(j) Obligations Binding on Successors. The obligations of the Aggregator under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Aggregator, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Aggregator.

(k) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of Holdings or any of its Subsidiaries and Affiliates except as otherwise specifically provided in such other plan or as required by applicable law.

(l) Expenses; Titles and Headings. The expenses of administering this Plan shall be borne by Holdings. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

SECTION 9. Term of this Plan.

(a) Effective Date. This Plan shall be effective as of the Effective Date.

(b) Expiration Date. No Award shall be granted under this Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in this Plan or in an applicable Subscription Agreement, any Award granted hereunder may, and the authority of the General Partner to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after such date.

* * *

7